Taxes On Income	12 Months Ended
Dec. 31, 2023
Income Tax Expense (Benefit), Continuing Operations [Abstract]
Taxes On Income	TAXES ON INCOME
A.    APPLICABLE TAX LAWS

(1)Israeli Corporate Income Tax Rates

Generally, regular corporate tax rates and real capital gain tax rates in Israel effective as of January 1, 2018 and onwards is 23%. The Company is also eligible for tax benefits as further described below.

(2)Tax benefits under Israel’s Law for the Encouragement of Industry (Taxes), 1969:

Elbit Systems and most of its subsidiaries in Israel currently qualify as “Industrial Companies”, as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, are entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation, the right to deduct public issuance expenses for tax purposes and an election under certain conditions to file a consolidated tax returns with additional related Israeli Industrial Companies.

Elbit Systems and several of its Israeli subsidiaries (also industrial companies) submitted an election to the Israel Tax Authority to file a consolidated tax return.

(3)Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959:

The operations of Elbit Systems and certain of its Israeli subsidiaries (“the Companies”) have been granted “Privileged Enterprise” status under Israel’s Law for the Encouragement of Capital Investments, 1959 (the “Law”). Accordingly, certain income of the Companies derived from the Privileged Enterprise programs is tax exempt for two years and subject to reduced tax rates of 25% for five-year to eight-year periods or tax exempt for a ten-year period, commencing in the first year in which the companies had taxable income (limited to twelve years from commencement of production or fourteen years from the date of approval, whichever is earlier).

At least 25% of the Privileged Enterprise program’s income must be derived from exports.

Tax-exempt income generated by the Company and certain of its Israeli subsidiaries’ Privileged Enterprises will be subject to tax upon dividend distribution or complete liquidation.

The entitlement to the above benefits is subject to the Companies’ fulfilling the conditions specified in the Law, and the regulations promulgated thereunder. In the event of failure to comply with these conditions, the benefits may be canceled and the companies may be required to refund the amount of the benefits, in whole or in part, including interest.

As of December 31, 2023, the Company’s management believes that the Company and its Israeli subsidiaries met all conditions of the Law and letters of approval.
Note 18 - TAXES ON INCOME (Cont.)

A.    APPLICABLE TAX LAWS (Cont.)

(3)Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

On November 15, 2021, the Israeli government approved the Economic Efficiency Bill (Legislative Amendments for Attaining Budgetary Objectives for the 2021 and 2022 Budget Years) - 2021 (the Economic Efficiency Bill) regarding repatriations of retained exempt earnings from Approved Enterprises and Privileged Enterprises (Exempt Earnings). The Economic Efficiency Bill includes a temporary provision, offering relief of 30%-60% on the amount of tax which would otherwise have been required to be paid on attributable earnings, in order to encourage companies to pay the reduced taxes during the next 12 months (the Temporary Provision). The Temporary Provision provides partial relief from Israeli corporate income tax for companies that elect the offered benefit, on a linear basis, which is a greater release of Exempt Earnings, resulting in a higher relief from corporate income tax. According to the new linear statutory formula, the corporate income tax to be paid, on Exempt Earnings accumulated until December 31, 2020 that were not yet distributed as a dividend (Selected Accumulated Income) would vary from 6% to 17.5% effective tax rate (depending on the company’s corporate tax rate in the year in which the income was derived and the amount of Exempt Earnings elected to be relieved), without taking into account the 15% dividend withholding tax (which should be levied only upon actual distribution, if any). The reduced corporate tax is payable within 30 days of making the election. The Temporary Provision does not require the actual distribution of the Selected Accumulated Income, nor does it provide any relief from the 15% dividend withholding tax.

The partial corporate income tax relief was available to companies that elected to implement the temporary reduced tax relief by November 15, 2022 in respect of Exempt Earnings accrued up to December 31, 2020, provided that up to 30% (the exact rate is calculated according to a new statutory formula) of the “released” Selected Earnings Income are re-invested in Israel though at least one of the following: industrial activities, research and development activities, assets used by the company or salaries of newly recruited employees.

As part of the Temporary Provision, Article 74 of the Investment Law was amended and as a result, starting August 15, 2021, a company with Exempt Earnings that distributes dividends will have to attribute a portion of the distributed sum to Exempt Earnings, and a portion to non-exempt earnings, on a pro-rata basis.

The Company elected to implement the Temporary Provision to “release” approximately $784 million of Exempt Earnings, and included in its 2021 results, in taxes on income, a provision for corporate tax in an amount of approximately $80 million. The amount was paid in 2022.

As a result of the Company's election, the Company is required to invest approximately $58 million in its industrial enterprise by the end of 2026. As of December 31, 2023, the Company's management believes that Elbit Systems will meet this criteria.

Enhancement of Current Tax Incentives Regime:

Tax incentives in Israel are also available to certain Israeli industrial companies and to R&D centers (operating on a cost plus basis) under two tracks: (i) a Preferred Enterprise and (ii) a Special Preferred Enterprise, aimed at large enterprises that meet certain investment requirements. Accordingly, a Preferred Enterprise is eligible for a reduced corporate income tax rate of 16%. However, if the company is located in Jerusalem or in certain northern or southern parts of Israel, the tax rate was further reduced to 9%. On December 15, 2016, the Finance Committee approved a further 1.5% reduction in the tax rate for such locations, from 9% to 7.5%.

A flat rate tax applies to companies eligible for the Preferred Enterprise status. In order to be eligible for a Preferred Enterprise status, a company must meet minimum requirements to establish that it contributes to the country’s economic growth and is a competitive factor for the Gross Domestic Product (a competitive enterprise).
Note 18 - TAXES ON INCOME (Cont.)

A.    APPLICABLE TAX LAWS (Cont.)

(3)Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

Enhancement of Current Tax Incentives Regime (cont.):

Israeli companies that currently benefit from Privileged Enterprise status and meet the criteria for qualification as a Preferred Enterprise can elect to apply the Preferred Enterprise benefits by waiving their benefits under the Privileged Enterprise status. The Company and several of its Israeli subsidiaries have elected the Preferred Enterprise status.

Benefits granted to a Preferred Enterprise include a reduced tax rate of 9% in the Development Area A regions and 16% in other regions. Preferred Enterprises in peripheral regions are eligible for Investment Center grants, as well as the applicable reduced tax rates.

A distribution from a Preferred Enterprise out of “Preferred Income” is subject to 20% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates).

In December 2016, the Knesset (Israeli Parliament) approved amendments to the Law that introduced an innovation box regime for intellectual property (IP)-based companies, enhanced tax incentives for certain industrial companies and reduced the standard corporate tax rate and certain withholding rates starting in 2017.
Note 18 - TAXES ON INCOME (Cont.)

A.    APPLICABLE TAX LAWS (Cont.)

(3)Tax benefits under Israel’s Law for the Encouragement of Capital Investments, 1959 (Cont.):

Innovation Box Regime Special Technological Preferred Enterprise
The regime was tailored by the Israeli government to a post BEPS world, encouraging multinationals to consolidate IP ownership and profits in Israel along with existing Israeli research and development (“R&D”) functions. Tax benefits created to achieve this goal include a reduced corporate income tax rate of 6% on IP-based income and on capital gains from future sale of IP.

The 6% tax rate applies to qualifying Israeli companies that are part of a group with global consolidated revenue of over NIS 10 billion (approximately US $2.8 billion). Other qualifying companies with global consolidated revenue below NIS 10 billion are subject to a 12% tax rate. However, if the Israeli company is located in Jerusalem or in certain northern or southern parts of Israel, the tax rate is further reduced to 7.5%. Additionally, withholding tax on dividends for foreign investors is subject to a reduced rate of 4% for all qualifying companies (unless further reduced by a treaty).

Entering into the regime is not conditioned on making additional investments in Israel, and a company could qualify if it invested at least 7% of the last three years’ revenue in R&D (or incurred NIS 75 million in R&D expense per year) and met one of the following three conditions:

1.    At least 20% of its employees are R&D employees engaged in R&D (or more than 200 R&D employees);
2.     Venture capital investments of NIS 8 million were previously made in the company; or
3.     Average annual growth over three years of 25% in sales or employees.

A company that does not meet the above conditions may still be considered as a qualified company at the discretion of the Israeli Innovation Authority of the Ministry of Economy and Industry (formerly, the Office of the Chief Scientist). Companies wishing to exit from the regime in the future will not be subject to clawback of tax benefits. The Knesset also approved a stability clause in order to encourage multinationals to invest in Israel. Accordingly, companies will be able to confirm the applicability of tax incentives for a 10-year period under a pre-ruling process. Further, in line with the Organization for Economic Co-operation and Development (“OECD”) Nexus Approach, in 2017 the Israeli Finance Minister promulgated regulations to ensure companies are benefiting from the regime to the extent qualifying R&D expenditures are incurred.

As of December 31, 2023, the Company's management believes that Elbit Systems' and certain of its Israeli subsidiaries' meet the conditions and qualify as a “Special Preferred Technological Enterprise” tax regime.

Since the Company and its Israeli subsidiaries are operating under more than one program or incentive segment, and since part of their taxable income is not entitled to tax benefits under the Law and is taxed at the regular tax rates, the effective tax rate is the result of a weighted combination of the various applicable rates and tax exemptions, and the computation is made for income derived from each program on the basis of formulas specified in the Law.
Note 18 - TAXES ON INCOME (Cont.)

B.    NON-ISRAELI SUBSIDIARIES

Non-Israeli subsidiaries are generally taxed based upon tax laws applicable in their countries of residence.

C.    INCOME FROM CONTINUING OPERATIONS BEFORE TAXES ON INCOME

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Income before taxes on income:
Domestic	$250,831	$268,446	$310,134
Foreign	(24,337)	24,112	73,317
	$226,494	$292,558	$383,451

D.    TAXES ON INCOME

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Current taxes:
Domestic	$41,553	$40,357	$36,888
Foreign	4,045	6,593	9,635
	45,598	46,950	46,523
Adjustment for previous years:
Domestic (*)	(19,404)	(10,681)	82,407
Foreign	(330)	(124)	16
	(19,734)	(10,805)	82,423
Deferred income taxes:
Domestic	(5,434)	(6,607)	342
Foreign	2,483	(5,407)	2,099
	(2,951)	(12,014)	2,441
Total taxes on income	$22,913	$24,131	$131,387

Total:
Domestic	$16,715	$23,069	$119,637
Foreign	6,198	1,062	11,750
Total taxes on income	$22,913	$24,131	$131,387
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(*)     In 2021, mainly related to the release of the Selected Accumulated Income under the Temporary Provision. (See Note 18A).
Note 18 - TAXES ON INCOME (Cont.)

E. UNCERTAIN TAX POSITIONS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2023	2022
Balance at the beginning of the year	$86,176	$82,380
Additions (reductions) related to interest and currency translation	1,810	(4,758)
Additions based on tax positions related to prior period	28	552
Reductions related to tax positions taken during a prior period	(11,059)	(5,624)
Reductions related to settlement of tax matters	(11,258)	(5,874)
Additions based on tax positions taken during the current period	16,511	19,844
Reductions related to a lapse of applicable statute of limitation	(1,150)	(344)
Balance at the end of the year	$81,058	$86,176

On December 31, 2023 and 2022, the Company had a provision for unrecognized tax benefits of $81,058 and $86,176, respectively, including an accrual of $2,303 and $2,394 for the payment of related interest and penalties, respectively. The Company recognized interest and penalties related to unrecognized tax benefits in the provision for income taxes.

During 2023 and 2022, the Company and certain of its subsidiaries settled certain income tax matters pertaining to multiple years in Israel and Europe. As a result of the settlement of the tax matters, the Company recorded tax benefits of approximately $11,258 and $5,874 during the years 2023 and 2022, respectively, in the statements of income in “taxes on income”. Following the examination by the Israeli Tax Authority, the Company applied some of the items for which a settlement was reached for subsequent outstanding years.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. Certain Israeli Companies are currently undergoing tax audits by the Israeli Tax Authority.

As a result of ongoing examinations, tax proceedings in certain countries and additions to unrecognized tax benefits for positions taken and interest and penalties, if any, arising in 2023, it is not possible to estimate the potential net increase or decrease to the Company’s unrecognized tax benefits during the next twelve months.
Note 18 - TAXES ON INCOME (Cont.)

F.    DEFERRED INCOME TAXES

Significant components of net deferred tax assets and liabilities are based on separate tax jurisdictions as follows:

	December 31, 2023	December 31, 2022
Deferred tax assets:
Reserves and allowances	$61,945	$80,746
Inventory allowances	18,007	19,860
Property, plant and equipment	2,751	4,152
Operating lease right of use assets	19,913	44,341
Other assets	116,524	93,252
Net operating loss carry-forwards	94,776	87,490
	313,916	329,841

Valuation allowance	(165,199)	(164,906)
	148,717	164,935

Deferred tax liabilities:
Intangible assets	(74,892)	(77,661)
Property, plant and equipment	(35,956)	(28,767)
Operating lease liabilities	(19,479)	(43,596)
Reserves and allowances	(9,155)	(13,723)
	(139,482)	(163,747)
Net deferred tax assets	$9,235	$1,188

Deferred tax assets and liabilities are measured based on the enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid.

G.    CARRY-FORWARD TAX LOSSES

As of December 31, 2023 the Company and its Israeli subsidiaries had estimated total available carry-forward operating tax losses of approximately $441,636, and its non-Israeli subsidiaries had estimated available carry-forward operating tax losses of approximately $53,292. The Company has carry-forward capital losses of approximately $61,092, out of which a valuation allowance was provided on the sum of approximately $56,979.
Note 18 - TAXES ON INCOME (Cont.)

H.    RECONCILIATION

Reconciliation of the actual tax expense as reported in the statements of operations to the amount computed by applying the Israeli statutory tax rate is as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Income before taxes as reported in the consolidated statements of income	$226,494	$292,558	$383,451
Statutory tax rate	23%	23%	23%
Theoretical tax expense	$52,094	$67,288	$88,194
Tax benefit arising from reduced rate as "Preferred Enterprise” and other tax benefits (*)	(27,741)	(26,281)	(36,043)
Tax adjustment in respect of different tax rates for foreign subsidiaries	(3,508)	(17,946)	4,813
Changes in carry-forward losses and valuation allowances	12,714	27,905	(7,243)
Taxes resulting from non-deductible expenses	2,299	795	5,272
Difference in basis of measurement for financial reporting and tax return purposes	8,339	(15,060)	(5,851)
Taxes in respect of prior years (see Note 18D above)	(19,734)	(10,805)	82,423
Other differences, net	(1,550)	(1,765)	(178)
Actual tax expenses	$22,913	$24,131	$131,387
Effective tax rate	10.12%	8.25%	34.26%

(*) Net earnings per share – amounts of the benefit resulting from the Approved, Privileged and Preferred Enterprises:
Basic and diluted	$0.63	$0.59	$0.82

I.     FINAL TAX ASSESSMENTS

Final income tax assessments have been received by the Company up to and including the tax year 2017 and by certain subsidiaries up to 2021.